Exhibit 10.7







                          REGISTRATION RIGHTS AGREEMENT


                                      among



                               IWO HOLDINGS, INC.

                                       and

 AIG ANNUITY INSURANCE COMPANY, SUNAMERICA LIFE INSURANCE COMPANY, THE VARIABLE
  LIFE ANNUITY LIFE INSURANCE COMPANY, VALIC COMPANY II - STRATEGIC BOND FUND, SUNAMERICA INCOME FUNDS - HIGH YIELD BOND FUND, SUNAMERICA SERIES TRUST - HIGH YIELD BOND PORTFOLIO (POLARIS), SUNAMERICA INCOME FUNDS - STRATEGIC BOND FUND
                  AND VALIC COMPANY II - HIGH YIELD BOND FUND









--------------------------------------------------------------------------------
                            Dated: February 10, 2005
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                         Page
1.         Definitions.....................................................................................................1

2.         General; Securities Subject to this Agreement...................................................................5
           (a)       Registrable Securities................................................................................6
           (b)       Holders of Registrable Securities.....................................................................6

3.         Demand Registration.............................................................................................7
           (a)       Request for Demand Registration.......................................................................7
           (b)       Incidental or "Piggy-Back" Rights with Respect to a Demand Registration...............................7
           (c)       Effective Demand Registration.........................................................................8
           (d)       Expenses..............................................................................................8
           (e)       Underwriting Procedures...............................................................................8
           (f)       Selection of Underwriters.............................................................................9

4.         Incidental or "Piggy-Back" Registration.........................................................................9
           (a)       Request for Incidental Registration...................................................................9
           (b)       Expenses.............................................................................................10

5.         Form S-3 Registration..........................................................................................10
           (a)       Request for a Form S-3 Registration..................................................................10
           (b)       Form S-3 Underwriting Procedures.....................................................................11
           (c)       Limitations on Form S-3 Registrations................................................................11
           (d)       Expenses.............................................................................................12

6.         Restrictions on Public Sale by the Company.....................................................................12

7.         Registration Procedures........................................................................................12
           (a)       Obligations of the Company...........................................................................12
           (b)       Seller Information...................................................................................16
           (c)       Notice to Discontinue................................................................................16
           (d)       Registration Expenses................................................................................16
           (e)       Hedging Transactions.................................................................................17

8.         Indemnification; Contribution..................................................................................18
           (a)       Indemnification by the Company.......................................................................18
           (b)       Indemnification by Holders...........................................................................18
           (c)       Conduct of Indemnification Proceedings...............................................................19
           (d)       Contribution.........................................................................................20

9.         Rule 144.......................................................................................................20

10.        Miscellaneous..................................................................................................20
           (a)       Recapitalizations, Exchanges, etc....................................................................20


                                       i

           (b)       No Inconsistent Agreements...........................................................................21
           (c)       Remedies.............................................................................................21
           (d)       Amendments and Waivers...............................................................................21
           (e)       Successors and Assigns; Third Party Beneficiaries....................................................21
           (f)       Counterparts.........................................................................................22
           (g)       Headings.............................................................................................22
           (H)       GOVERNING LAW; CONSENT TO JURISDICTION...............................................................22
           (i)       Severability.........................................................................................22
           (j)       Rules of Construction................................................................................22
           (k)       Entire Agreement.....................................................................................22
           (l)       Further Assurances...................................................................................22
           (m)       Other Agreements.....................................................................................23
           (n)       Notices..............................................................................................23

                          REGISTRATION RIGHTS AGREEMENT

                     REGISTRATION RIGHTS AGREEMENT, dated February 10, 2005, by and among IWO Holdings, Inc., a Delaware corporation (the "Company"), and AIG Annuity Insurance Company, SunAmerica Life Insurance Company, The Variable Life Annuity Life Insurance Company, VALIC Company II - Strategic Bond Fund, SunAmerica Income Funds - High Yield Bond Fund, SunAmerica Series Trust - High Yield Bond Portfolio (Polaris), SunAmerica Income Funds - Strategic Bond Fund and VALIC Company II - High Yield Bond Fund (collectively, the "Initial Holders").

                     WHEREAS, on January 4, 2005 the Company and its wholly owned subsidiaries, Independent Wireless One Corporation and Independent Wireless One Leased Realty Corporation, filed a pre-packaged Chapter 11 joint plan of reorganization (the "Plan of Reorganization") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court");

                     WHEREAS the Plan of Reorganization provides, among other things, that upon confirmation thereof by the Bankruptcy Court, the Company's existing 14% Senior Notes due 2011 (the "Notes") will be cancelled and the holders of such Notes will receive newly issued shares of Common Stock (as defined below);

                     WHEREAS, the Company has agreed to provide the Holders (as defined below) with certain registration rights with respect to their Registrable Securities (as defined below), upon the terms and subject to the conditions set forth herein; and

                     WHEREAS, on February 9, 2005 the Bankruptcy Court confirmed the Plan of Reorganization.

                     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                     1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                     "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                     "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

                     "Approved Underwriter" has the meaning set forth in Section 3(e) of this Agreement.

                     "Bankruptcy Court" has the meaning set forth in the recitals to this Agreement.

                     "Board of Directors" means the Board of Directors or other equivalent body of the Company.

                     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                     "Closing Price" means, with respect to the Registrable Securities, as of the date of determination, (a) if the Registrable Securities are listed on a national securities exchange, the closing price per share of a Registrable Security on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Registrable Securities are then listed or admitted to trading; or (b) if the Registrable Securities are not then listed or admitted to trading on any national securities exchange but are designated as national market system securities by the NASD, the last trading price per share of a Registrable Security on such date; or (c) if there shall have been no trading on such date or if the Registrable Securities are not designated as national market system securities by the NASD, the average of the reported closing bid and asked prices of the Registrable Securities on such date as shown by The Nasdaq Stock Market, Inc. (or its successor) and reported by any member firm of The New York Stock Exchange, Inc. selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined in good faith by the Board of Directors or, if such determination is not satisfactory to the Holder for whom such determination is being made, by a nationally recognized investment banking firm selected by the Company and such Holder, the expenses for which shall be borne equally by the Company and such Holder. If trading is conducted on a continuous basis on any exchange, then the closing price shall be at 4:00 P.M. New York City time.

                     "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                     "Common Stock" means the Common Stock, par value $0.01 per share, of the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

                     "Company" has the meaning set forth in the preamble to this Agreement.

                     "Company Underwriter" has the meaning set forth in Section 4(a) of this Agreement.

                     "Contemporaneous Company Offering" has the meaning set forth in Section 5(b) of this Agreement.

                     "Demand Registration" has the meaning set forth in Section 3(a) of this Agreement.

                     "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder.

                     "Exchange Act Registration Date" means the earliest effective date of any registration statement under Section 12(b) or 12(g) of the Exchange Act with respect to the Common Stock or any other equity security of the Company.

                     "Hedging Counterparty" means a broker-dealer registered under Section 15(b) of the Exchange Act or an Affiliate thereof.

                     "Hedging Transaction" means any transaction involving a security linked to the Registrable Class Securities or any security that would be deemed to be a "derivative security" (as defined in Rule 16a-1(c) under the Exchange Act) with respect to the Registrable Class Securities or transaction (even if not a security) which would (were it a security) be considered such a derivative security, or which transfers some or all of the economic risk of ownership of the Registrable Class Securities, including, without limitation, any forward contract, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of exchangeable security or similar transaction. For the avoidance of doubt, the following transactions shall be deemed to be Hedging Transactions:

                     (a) transactions by a Holder in which a Hedging Counterparty engages in short sales of Registrable Class Securities pursuant to a prospectus and may use Registrable Securities to close out its short position;

                     (b) transactions pursuant to which a Holder sells short Registrable Class Securities pursuant to a prospectus and delivers Registrable Securities to close out its short position;

                     (c) transactions by a Holder in which the Holder delivers, in a transaction exempt from registration under the Securities Act, Registrable Securities to the Hedging Counterparty who will then publicly resell or otherwise transfer such Registrable Securities pursuant to a prospectus or an exemption from registration under the Securities Act; and

                     (d) a loan or pledge of Registrable Securities to a Hedging Counterparty who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, then sell the pledged shares, in each case, in a public transaction pursuant to a prospectus.

                     "Holder" means the Initial Holders and any transferee (whether direct or indirect) of any of the foregoing to whom Registrable Securities have been transferred in accordance with Section 10(e) of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto), but in each case only for as long as such Holder or transferee continues to be a holder of Registrable Securities.

                     "Holders' Counsel" has the meaning set forth in Section 7(a)(i) of this Agreement.

                     "Incidental Registration" has the meaning set forth in
Section 4(a) of this Agreement.

                     "Indemnified Party" has the meaning set forth in Section 8(c) of this Agreement.

                     "Indemnifying Party" has the meaning set forth in Section 8(c) of this Agreement.

                     "Initial Holder" has the meaning set forth in the preamble to this Agreement.

                     "Initiating Holders" has the meaning set forth in Section 3(a) of this Agreement.

                     "Inspector" has the meaning set forth in Section 7(a)(viii) of this Agreement.

                     "Liability" has the meaning set forth in Section 8(a) of this Agreement.

                     "Market Price" means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding thirty (30) days on which the national securities exchanges are open for trading.

                     "NASD" means the National Association of Securities Dealers, Inc. or any successor agency thereto.

                     "Notes" has the meaning set forth in the recitals to this Agreement.

                     "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                     "Plan of Reorganization" has the meaning set forth in the recitals to this agreement.

                     "Records" has the meaning set forth in Section 7(a)(viii) of this Agreement.

                     "Registrable Class Securities" means securities of the Company that are of the same class as the relevant Registrable Securities.

                     "Registrable Securities" means each of the following: (a) any and all shares of Common Stock received by a Holder pursuant to the Plan of Reorganization, (b) any other shares of Common Stock acquired or owned by any Holder and (c) any shares of Common Stock issued or issuable to any Holder with respect to the Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Common Stock issuable upon conversion, exercise or exchange thereof.

                     "Registration Expenses" has the meaning set forth in
Section 7(d) of this Agreement.

                     "Registration Statement" means a Registration Statement filed pursuant to the Securities Act.

                     "Requested S-3 Registered Securities" has the meaning set forth in Section 5(b) of this Agreement.

                     "Requisite Holders" means, (i) prior to the Exchange Act Registration Date, (a) one or more Holders who hold more than 50% of the aggregate number of the then outstanding Registrable Securities held by all Holders, or (b) any Initial Holder and (ii) on or after the Exchange Act Registration Date, one or more Holders.

                     "Restrictive Legend" has the meaning set forth in Section 2(d) of this Agreement.

                     "S-3 Initiating Holders" has the meaning set forth in
Section 5(a) of this Agreement.

                     S-3 Registered Securities" means, with respect to an S-3 Registration, any Registered Securities whose sale is registered pursuant to the Registration Statement filed in connection with such S-3 Registration.

                     "S-3 Registration" has the meaning set forth in Section 5(a) of this Agreement.

                     "S-3 Requesting Holder" has the meaning set forth in
Section 5(b) of this Agreement.

                     "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission promulgated thereunder.

                     "Valid Business Reason" has the meaning set forth in
Section 3(a) of this Agreement.

                     2. General; Securities Subject to this Agreement.

                     (a) Grant of Rights. The Company hereby grants registration rights to the Holders upon the terms and conditions set forth in this Agreement.

                     (b) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when
(i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the entire amount of the Registrable Securities owned by the relevant Holder may be sold in a single sale, in the opinion of counsel satisfactory to the Company and such Holder, each in their reasonable judgment, pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act, (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement or (iv) they cease to be outstanding. Notwithstanding the foregoing, if a Person holds shares of Common Stock that were issued in connection with the Plan of Reorganization that represent more than 10.0% of the total number of outstanding shares of Common Stock, such shares of Common Stock shall be deemed to be Registrable Securities.

                     (c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

                     (d) Legends. Each Holder acknowledges that the legend (the "Restrictive Legend") set forth below will appear on the certificates for the Registrable Securities:

                     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS IWO HOLDINGS, INC. RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

The Company shall, at the request of any Holder, remove from each certificate evidencing Registrable Securities the Restrictive Legend if the Company is reasonably satisfied (based upon an opinion of counsel or other evidence) that the securities evidenced thereby may be publicly sold without registration under the Securities Act or that the securities evidenced thereby are no longer Registrable Securities.

                     3. Demand Registration.

                     (a) Request for Demand Registration. If the Requisite Holders make a written request to the Company (such Requisite Holders making such request, the "Initiating Holders"), the Company shall register under the Securities Act, in accordance with the terms of this Agreement, on the appropriate form (a "Demand Registration") the issuance and sale of the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect a Demand Registration if the Initiating Holders propose to sell their Registrable Securities at an anticipated aggregate offering price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Registration Statement with respect to such Registrable Securities) to the public (net of underwriting commissions and discounts) of less than $10,000,000. If the Board of Directors, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a "Valid Business Reason"), the Company may (x) postpone filing a Registration Statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than ninety (90) days, and (y) in case a Registration Statement has been filed relating to a Demand Registration, the Company, upon the approval of a majority of the Board of Directors, may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement. The Company shall give written notice to all Holders of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. If the Company gives notice of its determination to withdraw a Registration Statement pursuant to this Section 3(a), the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 3(c)) by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 3(a) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7(a)(vi). Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing under this Section 3(a) or Section 5(c) due to a Valid Business Reason more than once in any twelve (12) month period. Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

                     (b) Incidental or "Piggy-Back" Rights with Respect to a Demand Registration. Each of the Holders (other than Initiating Holders which have requested a registration under Section 3(a)) may offer such Holder's Registrable Securities under any Demand Registration pursuant to this Section 3(b). Within five Business Days after the receipt of a request for a Demand Registration from an Initiating Holder, the Company shall (i) give written notice thereof to all of the Holders (other than Initiating Holders), which notice shall specify the number of Registrable Securities subject to the Demand Request and the names and notice information of the Initiating Holders, and (ii) subject to Section 3(e), include in the Registration Statement filed pursuant to such Demand Registration all of the Registrable Securities requested by such Holders for inclusion in such Registration Statement from whom the Company has received a written request for inclusion therein within ten 10 Business Days after the receipt by such Holders of such written notice referred to in clause
(i) above. Each such request by such Holders shall specify the number of Registrable Securities proposed to be registered, and the relevant Holder shall send a copy of such request to the Initiating Holders. The failure of any Holder to respond within such 10 Business Day period referred to in clause (ii) above shall be deemed to be a waiver of such Holder's rights under this Section 3(b) with respect to such Demand Registration. Any Holder may waive its rights under this Section 3(b) prior to the expiration of such 10-Business Day period by giving written notice to the Company, with a copy to the Initiating Holders. If a Holder sends the Company a written request for inclusion of part or all of such Holder's Registrable Securities in a registration, such Holder shall not be entitled to withdraw or revoke such request without the prior written consent of the Company in its sole discretion unless, as a result of facts or circumstances arising after the date on which such request was made relating to the Company or to market conditions, such Holder reasonably determines that participation in such registration would have a material adverse effect on such Holder.

                     (c) Effective Demand Registration. The Company shall use its reasonable best efforts to cause any such Demand Registration to become and remain effective as promptly as practicable but in no event later than 75 days after it receives a request under Section 3(a) hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) 180 days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holder or other Holder of Registrable Securities included in such Demand Registration.

                     (d) Expenses. The Company shall pay all Registration Expenses in connection with a Demand Registration, whether or not such Demand Registration becomes effective.

                     (e) Underwriting Procedures. If the Company or the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders so elect, the Company shall use its reasonable best efforts to cause the public offering made pursuant to such Demand Registration to be in the form of a firm commitment underwritten offering, and the managing underwriter or underwriters selected for such offering shall be an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter") selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwritten offering, none of the Registrable Securities held by any Holder making a request for inclusion of such Registrable Securities pursuant to
Section 3(b) hereof shall be included in such underwritten offering unless such Holder accepts the terms of the offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that the Approved Underwriter believes may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration, first as to the equity securities offered by the Company for its own account, second as to the Registrable Securities of Holders who are not Initiating Holders as a group, if any, and third as to Registrable Securities of the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities owned by each such party.

                     (f) Selection of Underwriters. If an offering of Registrable Securities made pursuant to any Demand Registration is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders shall select the Approved Underwriter; provided, however, that the Approved Underwriter shall, in any case, also be reasonably acceptable to the Company.

                     4. Incidental or "Piggy-Back" Registration.

                     (a) Request for Incidental Registration. At any time, if the Company proposes to file a Registration Statement with respect to an offering of equity securities by the Company for its own account (other than (i) a Registration Statement on Form S-4 or S-8 or any successor thereto or (ii) a Registration Statement relating to the issuance of securities as consideration in any acquisition by the Company) or for the account of any stockholder of the Company other than the Holders, then the Company shall give written notice of such proposed filing to each of the Holders at least 15 Business Days before the anticipated filing date, and such notice shall describe the proposed registration, offering price (or reasonable range thereof), distribution arrangements and any other information that at the time would be appropriate to include in such notice and offer such Holders the opportunity to register the number of Registrable Securities as each such Holder may request (an "Incidental Registration"). The Company shall use its reasonable best efforts (within 10 Business Days after the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the "Company Underwriter") to permit each of the Holders who have requested in writing within five Business Days after the giving of notice by the Company to participate in the Incidental Registration to include such Holder's Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein. Such request by the Holders shall specify the number of Registrable Securities to be included pursuant to this Section 4(a). In connection with any Incidental Registration under this Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter, and then only in such quantity as the Company Underwriter believes will not jeopardize the success of the offering by the Company. If the Company Underwriter determines that the registration of all or part of the Registrable Securities which the Holders have requested to be included would materially adversely affect the success of such offering, then the Company shall include in such Incidental Registration only the aggregate amount of Registrable Securities that the Company Underwriter believes may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration by, first, any other equity securities requested to be included in such offering, second, the Registrable Securities to be offered for the account of the Holders pursuant to this Section 4, pro rata based on the number of Registrable Securities owned by each such Holder, and third, all of the equity securities to be offered for the account of the Company.

                     (b) Expenses. The Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.

                     5. Form S-3 Registration.

                     (a) Request for a Form S-3 Registration. Upon the Company becoming eligible for use of Form S-3 (or any successor form thereto) under the Securities Act in connection with a secondary public offering of its securities, if the Company receives from one or more Holders (the "S-3 Initiating Holders") a written request that the Company register, under the Securities Act on Form S-3 (or any successor form then in effect) (an "S-3 Registration"), the sale of all or a portion of the Registrable Securities owned by such S-3 Initiating Holders, the Company shall give written notice of such request to all of the Holders (other than the Initiating Holders) as far in advance as possible (but not less than ten Business Days) before the anticipated filing date of such Form S-3, and such notice shall describe the proposed registration and offer such Holders the opportunity to register the number of Registrable Securities as each such Holder may request in writing to the Company, given within five Business Days after their receipt from the Company of the written notice of such registration. The Company shall register on a Registration Statement on Form S-3 the sale of all of the Registrable Securities requested to be registered by the S-3 Initiating Holders and the Registrable Securities that other Holders have requested to be included in such Registration Statement, in accordance with the terms of this Agreement. Such S-3 Registration shall be for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. With respect to each S-3 Registration, the Company shall, use its reasonable best efforts to cause such registration pursuant to this Section 5(a) to become and remain effective as soon as practicable, but in any event not later than 45 days after it receives a request therefor.

                     (b) Form S-3 Underwriting Procedures. Upon written request by a Holder of S-3 Registered Securities (the "S-3 Requesting Holder"), which request shall specify the amount of such S-3 Requesting Holder's S-3 Registered Securities to be sold (the "Requested S-3 Registered Securities"), the Company shall use its reasonable best efforts to cause the sale of such S-3 Requesting Holder's Requested S-3 Registered Securities to be in the form of a firm commitment underwritten offering if the anticipated aggregate offering price (calculated based upon the Market Price of the Registrable Securities on the date of such written request) equals or exceeds $5,000,000 (including, without limitation, causing to be produced and filed any necessary prospectuses or prospectus supplements with respect to such offering). The managing underwriter or underwriters selected for such offering shall be selected by the S-3 Requesting Holder and shall be reasonably acceptable to the Company. Notwithstanding the foregoing, in connection with any offering of Requested S-3 Registered Securities involving an underwritten offering that occurs or is scheduled to occur within 30 days of a proposed registered underwritten public offering of equity securities for the Company's own account (a "Contemporaneous Company Offering"), the Company shall not be required to cause such offering of Requested S-3 Registered Securities to take the form of an underwritten public offering but shall instead offer the S-3 Requesting Holder the ability to include its Requested S-3 Registered Securities in the Contemporaneous Company Offering pursuant to Section 4 hereof.

                     (c) Limitations on Form S-3 Registrations. If the Board of Directors has a Valid Business Reason, the Company may (x) postpone filing a Registration Statement relating to a S-3 Registration until such Valid Business Reason no longer exists, but in no event for more than ninety (90) days, and (y) in case a Registration Statement has been filed relating to a S-3 Registration, the Company, upon the approval of a majority of the Board of Directors, may cause such Registration Statement to be withdrawn and its effectiveness terminated, may postpone amending or supplementing such Registration Statement or may postpone taking actions pursuant to Section 5(b) hereof. The Company shall give written notice to all Holders of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing due to a Valid Business Reason under this Section 5(c) or Section 3(a) more than once in any twelve (12) month period. In addition, the Company shall not be required to effect any registration pursuant to Section 5(a), (i) within ninety (90) days after the effective date of any other Registration Statement of the Company,
(ii) if within the 12-month period preceding the date of such request, the Company has effected two registrations on Form S-3 pursuant to Section 5(a), or

(iii) if the S-3 Initiating Holders, together with the Holders (other than S-3 Initiating Holders) registering Registrable Securities in such registration, propose to sell their Registrable Securities at an aggregate anticipated offering price to the public of less than $5,000,000.

                     (d) Expenses. The Company shall bear all Registration Expenses in connection with any S-3 Registration pursuant to this Section 5, whether or not such S-3 Registration becomes effective.

                     6. Restrictions on Public Sale by the Company With respect to any Demand Registration, the Company shall not (except as part of such registration) effect any public sale or distribution of any of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities (except pursuant to (i) a Registration Statement on Form S-4 or S-8 or any successor thereto or (ii) a Registration Statement relating to the issuance of securities as consideration in any acquisition by the Company), during the period beginning on the effective date of any Registration Statement in which the Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such Registration Statement are sold and (ii) 180 days after the effective date of such Registration Statement. With respect to any offering of Requested S-3 Registered Securities that takes the form of an underwritten public offering, the Company shall not (except as part of such offering) effect any public sale or distribution of any of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities (except pursuant to (i) a Registration Statement on Form S-4 or S-8 or any successor thereto or (ii) a Registration Statement relating to the issuance of securities as consideration in any acquisition by the Company), during the period beginning on the date the S-3 Requesting Holder delivers its request pursuant to the first sentence of Section 5(b) hereof and ending on the date on which all Requested S-3 Registered Securities have been sold.

                     7. Registration Procedures.

                     (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 3, Section 4 or
Section 5 of this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                     (i) prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide one counsel selected by the Holders holding a majority of the Registrable Securities being registered in such registration

("Holders' Counsel") and any other Inspector with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company's control, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities pursuant to such Registration Statement of any stop order issued or threatened by the Commission and take all action required to prevent the entry of such stop order or to remove it if entered;

                     (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be reasonably necessary to keep such Registration Statement effective for the lesser of (x) 180 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; provided, that if the S-3 Initiating Holders have requested that an S-3 Registration be for an offering on a continuous basis pursuant to Rule 415 under the Securities Act, then the Company shall keep such Registration Statement effective until all Registrable Securities covered by such Registration Statement have been sold; and shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                     (iii) furnish to each seller of Registrable Securities, prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                     (iv) register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and to continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller reasonably requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                     (v) notify each seller of Registrable Securities: (A) when a prospectus, any prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the

Commission, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information; (C) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (E) of the existence of any fact or happening of any event of which the Company has knowledge which makes any statement of a material fact in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (F) of the determination by counsel of the Company that a post-effective amendment to a Registration Statement is advisable;

                     (vi) upon the occurrence of any event contemplated by
Section 7(a)(v)(E) or, subject to Sections 3(a) and 5(c) hereof, the existence of a Valid Business Reason, as promptly as practicable, prepare a supplement or amendment to such Registration Statement or related prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such Registration Statement or prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                     (vii) enter into and perform customary agreements (including an underwriting agreement and cause each of its directors and officers to enter into a lock-up agreement, in each case, in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in
Section 3, Section 4 or Section 5, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in "road shows" and other information meetings organized by the Approved Underwriter or Company Underwriter, if applicable;

                     (viii) make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                     (ix) if such sale is pursuant to an underwritten offering, obtain a "cold comfort" letter dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably requests;

                     (x) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions;

                     (xi) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the Registration Statement, an earnings statement covering a period of 12 months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                     (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

                     (xiii) keep Holders' Counsel advised in writing as to the initiation and progress of any registration under Section 3, Section 4 or
Section 5 hereunder; provided, that the Company shall provide Holder's Counsel with all correspondence with the Commission in connection with any Registration Statement filed hereunder;

                     (xiv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

                     (xv) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

                     (b) Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish, to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

                     (c) Notice to Discontinue. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)(v)(E) or the existence of a Valid Business Reason, such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(a)(vi) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 7(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 7(a)(v)(E) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7(a)(vi).

                     (d) Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and expenses of Holder's Counsel, any necessary counsel with respect to state securities law matters, counsel to the Company, and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification) and any legal fees, charges and expenses incurred by the Initiating Holders, the S-3 Initiating Holders or the S-3 Requesting Holders, as the case may be, and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or piggy-back registration thereon, Incidental Registration or S-3 Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this Section 7(d) are referred to herein as "Registration Expenses." The Holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker's commission or underwriter's discount or commission relating to registration and sale of such Holders' Registrable Securities and, subject to clause (iv) above, shall bear the fees and expenses of their own counsel.

                     (e) Hedging Transactions.

                     (i) The Company agrees that, in connection with any proposed Hedging Transaction, if, in the reasonable judgment of Holders' Counsel, it is necessary or desirable to register under the Securities Act such Hedging Transactions or sales or transfers (whether short or long) of Registrable Class Securities in connection therewith, then the Company shall use its reasonable best efforts to take such actions (which may include, among other things, the filing of a post-effective amendment to a Registration Statement to include additional or changed information that is material or is otherwise required to be disclosed, including, without limitation, a description of such Hedging Transaction, the name of the Hedging Counterparty, identification of the Hedging Counterparty or its Affiliates as underwriters or potential underwriters, if applicable, or any change to the plan of distribution) as may reasonably be required to register such Hedging Transactions or sales or transfers of Registrable Class Securities in connection therewith under the Securities Act in a manner consistent with the rights and obligations of the Company hereunder with respect to the registration of Registrable Securities. Any information regarding the Hedging Transaction included in a Registration Statement or prospectus pursuant to this Section 7(e) shall be deemed to be information provided by the Holders selling Registrable Securities pursuant to such Registration Statement for purposes of Section 7(b).

                     (ii) All Registration Statements in which Holders may include Registrable Securities under this Agreement shall be subject to the provisions of this Section 7(e), and the registration of Registrable Class Securities thereunder pursuant to this Section 7(e) shall be subject to the provisions of this Agreement applicable to any such Registration Statements;

provided, however, that the selection of any Hedging Counterparty shall not be subject to Section 3(f) hereof, but the Hedging Counterparty shall be selected by the Holders of a majority of the Registrable Class Securities subject to the Hedging Transaction that are proposed to be included in such Registration Statement.

                     (iii) If in connection with a Hedging Transaction, a Hedging Counterparty or any Affiliate thereof is (or may be considered) an underwriter or selling stockholder, then it shall be required to provide customary indemnities to the Company regarding the Plan of Distribution and like matters.

                     (iv) The Company further agrees to include, under the caption "Plan of Distribution" (or the equivalent caption), in each Registration Statement, and any related prospectus (to the extent such inclusion is permitted under applicable Commission regulations and is consistent with comments received from the Commission during any Commission review of the Registration Statement), language substantially in the form of Annex A hereto and to include in each prospectus supplement filed in connection with any proposed Hedging Transaction language mutually agreed upon by the Company, the relevant Holders and the Hedging Counterparty describing such Hedging Transaction.

                     8. Indemnification; Contribution.

                     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, its partners, directors, members, officers, Affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) such Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a "Liability" and collectively, "Liabilities"), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, except insofar as such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning such Holder furnished in writing to the Company by such Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 8(b). The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

                     (b) Indemnification by Holders. In connection with any Registration Statement in which a Holder is participating pursuant to Section 3,
Section 4 or Section 5 hereof, each such Holder shall promptly furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading. Each Holder agrees to indemnify and hold harmless the Company, any underwriter retained by the Company and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Holders, but only if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder expressly for use in such Registration Statement or prospectus, including, without limitation, the information furnished to the Company pursuant to this Section 8(b); provided, however, that the total amount to be indemnified by such Holder pursuant to this Section 8(b) shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions) received by such Holder in the offering to which the Registration Statement or prospectus relates.

                     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the written consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

                     (d) Contribution. If the indemnification provided for in this Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by such Holder shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions) received by such Holder in the offering.

                     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                     9. Rule 144. The Company covenants that from and after the Exchange Act Registration Date it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Holder may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or Regulation S under the Securities Act or (ii) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any Holder, deliver to such Holder a written statement as to whether it has complied with such requirements.

                     10. Miscellaneous.

                     (a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to
(i) the shares of Common Stock, (ii) any and all shares of voting common stock of the Company into which the shares of Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation or otherwise) to assume this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

                     (b) No Inconsistent Agreements. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Holders herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

                     (c) Remedies. The Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

                     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and (ii) Holders holding a majority of the Registrable Securities held by all of the Holders; provided, that if any such amendment, modification, supplement, waiver, consent or departure would adversely affect the rights, preferences or privileges of any Holder disproportionately with respect to the rights, preferences and privileges of the other Holders, such Holder's consent in writing shall be required.

                     (e) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The rights of the Holders contained in this Agreement shall be automatically transferred to the transferee of any Registrable Security provided that (i) such transferee agrees to become a party to this Agreement and be fully bound by, and subject to, all of the terms and conditions of the Agreement as though an original party hereto and (ii) such transferee would hold Registrable Securities after the completion of such transfer. All of the obligations of the Company hereunder shall survive any such transfer. Except as provided in Section 8, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

                     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                     (H) GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW THEREOF THAT WOULD INDICATE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. The parties hereto irrevocably submit to the exclusive jurisdiction of any state or federal court sitting in the County of New York, in the State of New York over any suit, action or proceeding arising out of or relating to this Agreement or the affairs of the Company. To the fullest extent they may effectively do so under applicable law, the parties hereto irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that they are not subject to the jurisdiction of any such court, any objection that they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                     (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                     (j) Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

                     (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

                     (l) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                     (m) Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement.

                     (n) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                     (i) if to the Company:

                     IWO Holdings, Inc.
                     52 Corporate Circle
                     Albany, New York 12203
                     Telecopy: [   ]
                     Attention:  Richard Harris

                     with a copy to:

                     Paul, Weiss, Rifkind, Wharton & Garrison LLP
                     1285 Avenue of the Americas
                     New York, New York 10019-6064
                     Telecopy:  (212) 757-3990
                     Attention: Bruce A. Gutenplan, Esq.
                                Lawrence G. Wee, Esq.

                     (ii) if to the Initial Holders

                     c/o AIG High Yield
                     2929 Allen Parkway - 27th Floor
                     Houston, Texas 77019
                     Telecopy: (713) 831-1052
                     Attention: Ryan Langdon


                     (iii) if to any other Holder, at its address as it appears on the record books of the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10(n) designate another address or Person for receipt of notices hereunder.

                  [Remainder of page intentionally left blank]

                     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

                      IWO HOLDINGS, INC.

                      By: /s/ Richard Harris
                          --------------------------------------------------
                          Name: Richard Harris
                          Title: Vice President and Chief Financial Officer

                           AIG ANNUITY INSURANCE COMPANY
                           SUNAMERICA LIFE INSURANCE COMPANY
                           THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                           By: AIG Global Investment Corp.,
                               investment adviser

                           By: /s/ Ryan Langdon
                               ---------------------------------------------
                               Name: Ryan Langdon
                               Title: Managing Director



                           VALIC COMPANY II - STRATEGIC BOND FUND
                           SUNAMERICA INCOME FUNDS - HIGHYIELD BOND FUND SUNAMERICA INCOME FUNDS - STRATEGIC BOND FUND VALIC COMPANY II - HIGH YIELD BOND FUND

                           By: AIG Global Investment Corp.
                               investment sub-adviser

                           By: /s/ Tom Reeg
                               ---------------------------------------------
                               Name: Tom Reeg
                               Title: Managing Director


                           SUNAMERICA SERIES TRUST - SUNAMERICA HIGHYIELD BOND PORTFOLIO

                           By: AIG SunAmerica Asset Management Corp.
                               investment adviser

                           By: /s/ Tom Reeg
                               ---------------------------------------------
                               Name: Tom Reeg
                               Title: Managing Director

                                                                       Annex A

                              PLAN OF DISTRIBUTION

                     A selling stockholder may also enter into hedging and/or monetization transactions. For example, a selling stockholder may:

(a) enter into transactions with a broker-dealer or affiliate of a broker-dealer or other third party in connection with which that other party will become a selling stockholder and engage in short sales of the common stock under this prospectus, in which case the other party may use shares of common stock received from the selling stockholder to close out any short positions;

(b) itself sell short common stock under this prospectus and use shares of common stock held by it to close out any short position;

(c) enter into options, forwards or other transactions that require the selling stockholder to deliver, in a transaction exempt from registration under the Securities Act, common stock to a broker-dealer or an affiliate of a broker-dealer or other third party who may then become a selling stockholder and publicly resell or otherwise transfer that common stock under this prospectus; or

(d) loan or pledge common stock to a broker-dealer or affiliate of a broker-dealer or other third party who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, become a selling stockholder and sell the pledged shares, under this prospectus.